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Lindner Asset Allocation Fund

Winter 2000
What is Ahead for the Asset Allocation Fund in 2000?

While predicting the future is impossible, planning for the future is fundamental to what mutual fund managers do. So, what is planned for the Lindner Asset Allocation Fund in 2000? We asked Mark Finn for his comments:

"We will continue efforts to avoid low-quality, potentially higher-risk investments - no matter how attractive their advertised "high-yield" returns may appear.

We will continue to seek out reasonable return on investments while striving to protect shareowners' investments.

We will continue to seek out shares in well-known, successful companies, with the ability to generate income from dividend payments, and in many cases, with opportunity for capital appreciation.

When value returns to favor with investors, there should be many more investing opportunities among under-valued companies for the Fund."

This article first published in the
Lindner Shareowner (link)Newsletter, Winter 2000.

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